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                                                                    EXHIBIT 23.4


                         Independent Auditors' Consent

We hereby consent to the use in this Amendment No. 3 to Registration Statement on Form S-4 (No. 333-87452) of United Auto Group, Inc. of our report dated April 9, 2001 relating to the financial statements of HBL, Inc. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                 Kaiser Scherer & Schlegel, PLLC

Washington, D.C.
November 20, 2002